                                                                   EXHIBIT 99.17


DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicohlas J. Davison
-------------------------------
Nicholas J. Davison
Senior-Vice-President, Finance

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts

Attachment 2              Schedule of Receipts and Disbursements

Attachment 3              Bank and Investment Account Statements

Attachment 4              Income Statement

Attachment 5              Balance Sheet

Attachment 6              Summary of Due To/Due From Intercompany Accounts

Attachment 7              Accounts Receivable Aging

Attachment 8              Accounts Payable Detail

Attachment 9              Notes to January 2002 Monthly Operating Report

               Summary Of Bank And Investment Accounts             Attachment 1
                                  DQSB II, Inc.
Summary                       Case No: 01-10974 (EIK)                 UNAUDITED
DQSB II, Inc.              For Month Of January, 2002

                                        Balances
                            -----------------------------------     Receipts &        Bank
                               Opening               Closing        Disbursements     Statements     Account
Account                     As Of 1/01/02         As Of 1/31/02     Included          Included       Reconciled
-------                     -------------         -------------     -------------     ----------     ----------
No Bank Or Investment            NA                     NA               NA               NA             NA
Accounts

                           Receipts & Disbursements                Attachment 2
                                 DQSB II, Inc.
Summary                       Case No: 01-10974 (EIK)
DQSB II, Inc.              For Month Of January, 2002
Attach 2&3

     No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                Concentration & Investment Account Statements      Attachment 3
                                 DQSB II, Inc.
Summary                       Case No: 01-10974 (EIK)
DQSB II, Inc.              For Month Of January, 2002
Attach 2&3


     No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02


currency USD
  Company=60 (DELTA QUEEN SC II)

                                          PTD-Actual
                                          JAN-02
                                          --------------
Revenue
  Gross Revenue                                     0.00
  Allowances                                        0.00
                                          --------------
  Net Revenue                                       0.00

Operating Expenses
  Air                                               0.00
  Hotel                                             0.00
  Commissions                                       0.00
  Onboard Expenses                                  0.00
  Passenger Expenses                                0.00
  Vessel Expenses                                   0.00
  Layup/Drydock Expense                             0.00
  Vessel Insurance                                  0.00
  Total Operating Expenses                          0.00
                                          --------------
  Gross Profit                                      0.00
                                          --------------
SG&A Expenses
   Sales & Marketing                                0.00
   Pre-Opening Costs                                0.00
                                          --------------
  Total SG&A Expenses                               0.00
                                          --------------

  EBITDA
                                                    0.00

  Depreciation                                      0.00
                                          --------------
  Operating Income                                  0.00

  Other Expense/(Income)
  Interest Income                                   0.00
  Interest Expense                                  0.00
  Equity in Earnings for Sub                 (11, 598.11)
  Reorganization expenses                           0.00
                                          --------------
  Total Other Expense/(Income)                 11,598.11
                                          --------------
  Net Pretax Income/(Loss)                     11,598.11
                                          --------------
  Income Tax Expense                                0.00
                                          --------------
  Net Income/(Loss)                           (11,598.11)
                                          --------------

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02


currency USD
  Company=60 (DELTA QUEEN SC II)

                                                 YTD-Actual                 YTD-Actual
                                                 JAN-02                     OCT-01
                                                 --------------             --------------
ASSETS
       Cash and Equivalent                                 0.00                       0.00
       Restricted Cash                                     0.00                       0.00
       Marketable Securities                               0.00                       0.00
       Accounts Receivable                                 0.00                       0.00
       Inventories                                         0.00                       0.00
       Prepaid Expenses                                    0.00                       0.00
       Other Current Assets                                0.00                       0.00
                                                 --------------             --------------
              Total Current Assets                         0.00                       0.00

       Fixed Assets                                        0.00                       0.00
       Accumulated Depreciation                            0.00                       0.00
                                                 --------------             --------------
              Net Fixed Assets                             0.00                       0.00
       Net Goodwill                                        0.00                       0.00
       Intercompany Due To/From                      (21,361.32)                (21,361.32)
       Net Deferred Financing Fees                         0.00                       0.00
       Net Investment in Subsidiaries                151,398.52                 178,552.30
       Other Non Current Assets                            0.00                       0.00
                                                 --------------             --------------
              Total Other Assets                     130,037.20                 157,190.98
                                                 --------------             --------------
              Total Assets                           130,037.20                 157,190.98
                                                 --------------             --------------

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
Company=12 (DELTA QUEEN SC II)

                                                    YTD-Actual                  YTD-Actual
                                                    JAN-02                      OCT-01
                                                    ---------------             ---------------
LIABILITIES
       Accounts Payable                                        0.00                        0.00
       Accrued Liabilities                                     0.00                        0.00
       Deposits                                                0.00                        0.00
                                                    ---------------             ---------------
              Total Current Liabilities                        0.00                        0.00
       Long Term Debt                                          0.00                        0.00
       Other Long Term Liabilities                        (4,904.83)                  (4,904.83)
                                                    ---------------             ---------------
              Total Liabilities                           (4,904.83)                  (4,904.83)
OTHER
       Liabilities Subject to Compromise                       0.00                        0.00
                                                    ---------------             ---------------
              Total Other                                      0.00                        0.00
OWNER'S EQUITY
       Common Stock                                            0.00                        0.00
       Add'1 Paid In Capital                             600,000.00                  600,000.00
       Current Net Income (Loss)                         (11,598.11)                (181,334.98)
       Retained Earnings                                (453,459.86)                (256,569.21)
                                                    ---------------             ---------------
              Total Owner's Equity                       134,942.03                  162,095.81
                                                    ---------------             ---------------
              Total Liabilities & Equity                 130,037.20                  157,190.98
                                                    ---------------             ---------------

                                  DQSB II, INC.
                                  ATTACHMENT 6
                     Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002

                                                                     BEGINNING                                           ENDING
AFFILIATE NAME                                 CASE NUMBER            BALANCE           DEBITS       CREDITS            BALANCE
American Classic Voyages Co.                   01-10954               (22,836.06)         --            --            (22,836.06)
AMCV Cruise Operations, Inc.                   01-10967                (1,194.40)         --            --             (1,194.40)
Great AQ Steamboat, L.L.C.                     01-10960                   919.60          --            --                919.60
Great Pacific NW Cruise Line, L.L.C.           01-10977                   339.49          --            --                339.49
Great River Cruise Line, L.L.C.                01-10963                   367.05          --            --                367.05
Great Ocean Cruise Line, L.L.C.                01-10959                   877.52          --            --                877.52
Cape Cod Light, L.L.C.                         01-10962                    82.74          --            --                 82.74
Cape May Light, L.L.C.                         01-10961                    82.74          --            --                 82 74
                                                                     ------------------------------------------------------------
                                                                      (21,361.32)         --            --            (21,361 32)
                                                                     ============================================================

                                  DQSB II, INC.

                            Accounts Receivable Aging
                             As of January 31, 2002

                                  Attachment 7

                                 Not Applicable

                                  DQSB II, INC.

                             Accounts Payable Detail
                             As of January 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR:  DQSB II, INC.                               CASE NUMBER: 01-10974 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.